SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

May 8, 2003

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

(205) 940-4000

Registrant’s telephone number, including area code:

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
99	May 8, 2003 news release announcing sales for the four weeks ended May 3, 2003.

Item 9. Regulation FD Disclosure.

On May 8, 2003, Saks Incorporated announced sales for the four weeks ended May 3, 2003 compared to the four weeks ended May 4, 2002. The May 3, 2003 news release is incorporated herein by reference and is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003	SAKS INCORPORATED /s/ DOUGLAS E. COLTHARP Douglas E. Coltharp Executive Vice President and Chief Financial Officer